UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2025
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LUCKY STRIKE ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-40142	98-1632024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	LUCK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2025, Lucky Strike Entertainment Corporation (the “Company”) announced that its board of directors (the “Board”) elected Richard Born and Jason Harinstein as members of the Company's Board effective June 23, 2025. Mr. Born was appointed to the Nominating and Corporate Governance Committee of the Board, and Mr. Harinstein was appointed to the Audit and Compensation Committees of the Board.

Mr. Born has worked in real estate development and management for over 35 years, with a focus on the hospitality industry and is a co-founder of BD Hotels. His portfolio includes interests in approximately 25 hotels and approximately 20 other real estate properties and is directly involved in the management and operation of more than half of these assets. Mr. Born is a graduate of the New York University School of Medicine.

Mr. Harinstein has served since December 2021 as the Chief Financial Officer of Collectors Holdings Inc., the leading third party authentication and grading provider in the collectibles industry. Prior to that role, Mr. Harinstein served as the Chief Financial Officer of Flatiron Health, Inc. from April 2017 through December 2021 and has also held corporate and business development leadership positions at Groupon and Google. Mr. Harinstein is a graduate of the University of Chicago Booth School of Business.

No transactions occurred since the beginning of the Company's last fiscal year to which the Company was a party in which either Mr. Born or Mr. Harinstein had or is to have a direct or indirect material interest.

On June 23, 2025, the Company issued a press release announcing the elections of Mr. Harinstein and Mr. Born to the Board, a copy of which is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statement and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKY STRIKE ENTERTAINMENT CORPORATION

Date: June 23, 2025	By:	/s/ Jason Cohen
	Name:	Jason Cohen
	Title:	Chief Legal Officer